CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Exhibit 31.2

I, James F. McCabe, Jr., certify that:

1.

I have reviewed this Annual Report on Form 10-K for the year ended December 31, 2011 (the “report”) of Handy & Harman Ltd.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The  registrant’s  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a–15(f) and 15d–15(f)) for the registrant and have:

a)

Designed such  disclosure  controls and  procedures,  or caused such disclosure   controls  and  procedures  to  be  designed  under  our  supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the  end  of the  period  covered  by  this  report  based  on  such evaluation; and

d)

Disclosed  in this  report any change in the  registrant’s  internal control  over   financial   reporting   that  occurred   during  the registrant’s  most recent fiscal  quarter (the  registrant’s  fourth fiscal  quarter in the case of an annual report) that has materially affected,   or  is  reasonably   likely  to  materially  affect  the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant’s  auditors  and the audit  committee  of the  registrant’s  board of directors (or persons performing the equivalent functions):

a)

All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely to adversely affect the  registrant’s  ability to record, process, summarize and report financial information; and

b)

Any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant’s internal control over financial reporting.

/s/ James F. McCabe, Jr.

James F. McCabe, Jr.

Principal Financial Officer

March 12, 2012